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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                February 2, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       1-10218               13-3489233
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

         Collins & Aikman Corporation has reached agreement with the administrative agent under its Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement dated as of July 28, 2005, regarding a form of a third amendment thereto. The proposed form of amendment being distributed to the lenders for requisite lender approval is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01         Financial Statement and Exhibits.

         (c) Exhibits

                  99.1 Proposed Third Amendment to Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 2, 2006


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/ John Boken
                                       ----------------------------------
                                       Name:   John Boken
                                       Title:  Chief Restructuring Officer

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

                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           ------------
  99.1            Proposed Third Amendment to Amended and Restated Revolving
                  Credit, Term Loan and Guaranty Agreement.